4Q16 Earnings Presentation January 24, 2017 Refer to earnings release dated January 24, 2017 for further information. Exhibit 99.2

Cautionary statement
This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule
175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business. They usually can be identified by
the use of forward-looking language such as “will
likely result,” “may,” “are expected to,” “anticipates,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,”
“plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs.
You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent
Annual Report on Form 10-K as updated from time to time by our Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. There is a risk that additional information may become known during the company’s quarterly closing process or as a result of subsequent events that could affect the accuracy of the statements and financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic or real estate market conditions, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, weaken or are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins; (5)
prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive
pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12)
changes in accounting policies or procedures as
may be required by the Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14) ability to maintain favorable ratings from rating agencies;
(15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel; (17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth Third; (19) effects of accounting or financial results of one
or
more acquired entities; (20) difficulties from Fifth
Third’s investment in, relationship with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses; (22) difficulties in separating the operations of any branches or other assets divested; (23) losses or adverse impacts on the carrying values of branches and long-lived assets in connection with their sales or anticipated sales; (24) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (25) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (26) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You should refer to our periodic and current reports filed with the Securities and Exchange Commission, or “SEC,” for further information on other factors, which could cause
actual results to be significantly different from those expressed or implied by these forward-looking statements.
In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide GAAP reconciliations for non-
GAAP measures in a later slide in this presentation as well as in our earnings release, both of which are available in the investor relations section of our website, www.53.com.
Management has provided forward-looking guidance on certain non-GAAP measures in connection with this presentation in order to facilitate comparability with the Bancorp’s historical performance and financial condition as reflected in these non-GAAP measures. Such forward-looking non-GAAP measures include return on tangible common equity;
net interest margin (FTE); net interest income (FTE); adjusted noninterest income excluding mortgage banking net revenue; and adjusted noninterest income, excluding certain transactions and adjustments related to the Bancorp’s investment in Vantiv, Visa total return swap, and branch sales, closures and consolidations. Bancorp’s management does not estimate on a forward-looking basis the impact of items similar to those that it has excluded to generate these non-GAAP measures on a historical basis because the occurrence and amounts of items such as these are difficult to predict. As a result, the Bancorp has not provided reconciliations of its forward-looking non-GAAP measures.
©
Fifth Third Bank | All Rights Reserved
2

3
Adjusted

NII of $925 million, up $12 million
sequentially; adjusted
1
NIM of 2.91%, up 3 bps
sequentially
Reported NII decreased $4 million vs. 3Q16; NIM
(FTE) decreased 2 bps to 2.86%
1
vs. 3Q16
Adjusted
1
noninterest income up 2% vs. 3Q16
Reported noninterest income down 26% vs. 3Q16
primarily driven by Vantiv-related items
Tightly-managed operating expenses; adjusted
1
noninterest expenses down 2% vs. 3Q16
Reported noninterest expenses down 1% vs. 3Q16
Improving charge-offs and criticized assets;
commercial full year NCO ratio at 15 year low
Executing on North Star initiatives
Overall solid credit quality in-line with expectations
Fourth quarter 2016
Diluted EPS
$0.49
Included $0.01 net positive
impact for certain items
2
Net income
$395 million
Fourth quarter 2016
highlights
1
Non-GAAP
measure:
See
Reg
G
reconciliation
on
pages
22
and
23
of
this
presentation
and
use
of
non-GAAP
measures
on
page
32
of
the
earnings
release
2
See page 4
of the presentation for impact of certain items
Full year 2016
Diluted EPS
$1.93
Net Income
$1.6 billion
©
Fifth Third Bank | All Rights Reserved

Pre-tax items included in 4Q16 results
had a net positive $0.01 EPS impact:
A $16 million pre-tax (~$10 million
after-tax ) reduction to net interest
income for refunds offered to
certain card customers
A $9 million pre-tax (~$6 million
after-tax ) gain from the net exercise
of the Vantiv warrant
A $6 million pre-tax (~$4 million
after-tax ) benefit related to the
valuation of the Visa total return
swap
A $6 million tax benefit from the
early adoption of an accounting
standard
Credit trends
NCO ratio of 31 bps; down 14
bps
vs. 3Q16
Portfolio NPA ratio of 80 bps; up 5
bps vs. 3Q16
4Q16 in review
Non-GAAP
measure:
See
Reg
G
reconciliation
on
pages
22
and
23
of
this
presentation
and
use
of
non-GAAP
measures
on
page
32
of
the
earnings
release
Assumes a 35% tax rate
($ millions)
4Q16
Seq.
YOY
Loans & leases
(ex. HFS)
$92,964
(1%)
(1%)
Core deposits
$100,949
2%
1%
Net interest income
$903
-
-
Taxable equivalent adjustment
6
-
20%
Net interest income (taxable equivalent)
909
-
1%
Provision for loan and lease losses
54
(33%)
(41%)
Noninterest income
620
(26%)
(44%)
Noninterest expense
960
(1%)
-
Net income attributable to Bancorp
$395
(23%)
(40%)
Net income available to common
shareholders
$372
(26%)
(41%)
Earnings per share, diluted
0.49
(25%)
(38%)
Net interest margin (FTE)
2.86%
(2bps)
1bp
Efficiency ratio (FTE)
62.8%
730bps
1480bps
Return on average assets
1.11%
(33bps)
(72bps)
Return on average common equity
9.7%
(310bps)
(750bps)
Return on average tangible common equity
11.6%
(360bps)
(900bps)
Tangible book value per share
$  16.60
(4%)
8%
1
2
1
1
1
2
©
Fifth Third Bank | All Rights Reserved
4
1
Average
Balances
Income
Statement
Data
Financial
Ratios
2
2

Avg +1% YoY
$95.7
$94.7
$94.9
$94.9
$97.0
94%
94%
95%
95%
92%
4Q15
1Q16
2Q16
3Q16
4Q16
$29.0
$29.7
$30.1
$29.8
$30.8
4Q15
1Q16
2Q16
3Q16
4Q16
Average securities
Short-term  investments
FY: 2% loan growth (EOP, excluding HFS)
Continuing to maintain pricing discipline
$93.6
$93.3
$93.9
$93.5
$93.0
4Q15
1Q16
2Q16
3Q16
4Q16
Balance sheet
Loan & lease balances
1
($ billions)
•
Transaction deposits up 2% vs. 3Q16,
driven by increased:
–
Commercial interest checking
–
Consumer money market
•
Average loan-to-core deposit ratio of 92%
•
Modified LCR of 128% at 4Q16
Core deposit balances
1
($ billions)
$100.9
$99.7
Securities and
short-term investments
1
($ billions)
•
Average securities up $1.8B YoY
driven by:
–
Opportunistically deploying cash
at more attractive entry points
than those experienced in prior
quarters
•
Securities portfolio / total assets of
21.7% compared to 20.4% in 4Q15
1
All balances are on an average basis; loans balances exclude HFS
•
Commercial down 1% vs. 3Q16; flat YoY
–
C&I down 1% vs. 3Q16 and 1% YoY
–
CRE up 1% vs. 3Q16 and 7% YoY
•
Consumer flat vs. 3Q16; down 2% YoY
–
Auto down 3% vs. 3Q16 and 13% YoY
–
HE down 2% vs. 3Q16 and 7% YoY
–
Mortgage up 3% vs. 3Q16 and 10% YoY
$98.9
$99.0
$98.7
Transaction
Other time
Loan-to-core
deposit ratio
Current Outlook:
Avg -1% YoY
$31.3
$31.6
$32.0
$31.7
$32.6
©
Fifth Third Bank | All Rights Reserved

FY: NII (FTE) up 3.5 -
5% and NIM (FTE) of 2.95 –
3.00%
Q1: NII (FTE) up 1.5 –
2% and NIM (FTE) up 8 -
9 bps from reported results
(lower-end of FY ranges assumes no additional rate hikes, higher-end assumes June & September rate hikes)
1
Non-GAAP measure: See Reg
G reconciliation on pages 22 and 23 of this presentation and use of non-GAAP measures on page 32 of the earnings release
$925
•
Adjusted NII & NIM performance driven
by:
-
improved short-term market rates
-
continued pricing discipline
•
NII was up $21 million, or 2%
•
NIM up 6 bps
4Q16 vs. 3Q16
4Q16 vs. 4Q15
•
Adjusted NII & NIM performance driven
by:
-
improved short-term market rates
-
continued pricing discipline
•
NII was up $12 million, or 1%
•
NIM up 3 bps
Current Outlook
1
:
NII and NIM (FTE)
1
($ millions)
Net interest income
©
Fifth Third Bank | All Rights Reserved

©
Fifth Third Bank | All Rights Reserved
$1,104
$637
$599
$840
$620
$623
$578
$602
$596
$608
4Q15
1Q16
2Q16
3Q16
4Q16
Noninterest income
($ millions)
Noninterest income
Adjusted noninterest income
FY: adjusted up 3.5 -
4%, excluding mortgage
Q1: adjusted flat sequentially, excluding mortgage and TRA payment
(mortgage revenue excluded given volatility from  significant increase in interest rates at the end of 2016)
Noninterest income
1
Non-GAAP
measure:
See
Reg
G
reconciliation
on
pages
22
and
23
of
this
presentation
and
use
of
non-GAAP
measures
on
page
32
of
the
earnings
release
2
2016 excludes all items previously disclosed in the “noninterest income excluding certain items” section of the 2016 earnings releases, including all Vantiv transactions and gains, branch valuation adjustments and gains, the Visa total return swap, the impact of transferring certain nonconforming investments to HFS, the gain on the agent card portfolio, the gain on non-branch facility, and gains/losses on securities, resulting in $2.384BN in 2016 ($2.1BN excluding all mortgage banking net revenue)
Adjusted
1
noninterest income up $12
million, or 2%; performance driven by:
Annual Vantiv TRA payment
Partially offset by lower corporate
banking revenue
4Q16 vs. 3Q16
4Q16 vs. 4Q15
Adjusted
1
noninterest income down $15
million, or 2%; performance driven by:
Decrease in mortgage banking net
revenue
1
Current Outlook
1,2
:

Noninterest expense
1
Non-GAAP measure: See Reg
G reconciliation on pages 22 and 23 of this presentation and use of non-GAAP measures on page 32 of the earnings release
FY: 1% annual growth
Q1: 2% growth year-over-year
$963
$986
$983
$973
$960
$951
$971
$971
$966
$951
4Q15
1Q16
2Q16
3Q16
4Q16
Noninterest expense
Adjusted noninterest expense
Noninterest expense
($ millions)
•
Adjusted
1
noninterest expense down
2%;  performance driven by:
-
Decrease
in tech and comm. expense
-
Decrease in provision for unfunded
commitments
-
Seasonally lower marketing expense
4Q16 vs. 3Q16
4Q16 vs. 4Q15
•
Adjusted
1
noninterest expense
flat;
performance driven by:
-
Lower card and processing expense
-
Lower net occupancy
•
Partially offset by increased compensation
expense as a result of personnel additions
in risk and compliance and IT
1
Current Outlook:
©
Fifth Third Bank | All Rights Reserved

•
Expense growth in 2017 includes the impact of North Star initiatives
•
Excluding the impact of these incremental expenses, 2017 expenses would be expected to decrease by 50 bps compared to our guidance of 1% growth year-end
2017
Select North Star Initiatives
Expanded mortgage capacity via new system
Teller automation
Omni-channel distribution investments
New credit card products and investments in analytics
GreenSky -
originations
Specialty and Asset-Based Lending growth
New vertical build-outs
End-to-end process re-design
Continued capital markets growth
Enhanced profitability measurement capabilities
Treasury Mgmt. product expansion and optimization
Compensation plan re-design / headcount rationalization
Renegotiate major vendor contracts
Automation and robotics initiatives
Non-branch rationalization and workspace management
Primary Focus
Revenue / Expense
R + E
E
R + E
R
R
R
R
R + E
R
R + E
E
E
E
E
Ongoing initiatives
<50%
50-75%
76-100%
R
year-end
2018
year-end
2019
Progress towards full
financial run-rate impact
GreenSky -
full channel integration & digital capabilities
R
North Star initiatives

•
4Q16
net charge-offs of 0.31%, down 14
bps
from 3Q16, including a $36MM decrease in C&I
loan NCOs
•
4Q16 portfolio NPAs up $40MM from 3Q16
-
Single credit drove increase in NPAs
•
4Q16 criticized asset ratio down 53 bps; lowest
since 2007
•
4Q16 reserve of 1.36% down 1 bp
sequentially
Credit quality overview
NCOs range-bound with potential quarterly variability
Provision reflective of loan growth
$1,272
$1,295
$1,299
$1,272
$1,253
1.37%
1.38%
1.38%
1.37%
1.36%
4Q15
1Q16
2Q16
3Q16
4Q16
Reserve coverage
($ millions)
Allowance for Loan & Lease Losses (ALLL)
ALLL / Loans and Leases
$80
$96
$87
$107
$73
Current Outlook:
$46
$42
$41
$44
$45
4Q15
1Q16
2Q16
3Q16
4Q16
Net charge-offs
($ millions)
Commercial
Consumer
Total NCO Ratio
$419
$611
$602
$513
$564
$228
$214
$203
$185
$174
0.70%
0.88%
0.86%
0.75%
0.80%
$647
$825
$805
$698
$738
4Q15
1Q16
2Q16
3Q16
4Q16
Commercial
Consumer
Total NPA Ratio
HFI non-performing assets
($ millions)
$54
$46
$63
$28
0.34%
0.42%
0.37%
0.45%
0.31%
$34
©
Fifth Third Bank | All Rights Reserved

Strong capital and liquidity position
1
Current period regulatory capital ratios are estimated
2
Net of issuance for employee stock compensation; including the issuance, gross payout ratios were 77% in 2014, 78% in 2015, and 66% in 2016
Capital Update
CET1 strong and improved to 10.40%, up 23 bps sequentially and 58 bps from 4Q15
Tier I risk-based capital 11.51%; Total risk-based capital 15.00%; Leverage 9.90%
Share repurchases reduced common shares outstanding by 35
million shares in 2016
$986 million of total capital returned to common shareholders
2
Liquidity Update
Modified LCR of 128% in 4Q16, up from 115% in 3Q16
9.8%
9.8%
9.9%
10.2%
10.4%
4Q15
1Q16
2Q16
3Q16
4Q16
Common Equity Tier 1 Ratio (Basel III)
1
Impacted by 3Q16 Vantiv TRA gains
recognized but not realized; excluding
impact, payout rate was 66%
©
Fifth Third Bank | All Rights Reserved
42%
48%
37%
30%
26%
26%
72%
74%
63%
2014
2015
2016
Share Repurchases
Dividends
Total Capital Returned to Common Shareholders
2

©
Fifth Third Bank | All Rights Reserved
Current outlook
1
Non-GAAP
measure:
See
Reg
G
reconciliation
on
pages
22
and
23
of
this
presentation
and
use
of
non-GAAP
measures
on
page
32
of
the
earnings
release
2
2016 excludes all items previously disclosed in the “noninterest income excluding certain items” section of the earnings release, including all Vantiv transactions and gains, branch valuation adjustments
and
gains,
the
Visa
total
return
swap,
the
impact
of
transferring
certain
nonconforming
investments
to
HFS,
the
gain
on
the
agent
card
portfolio,
the
gain
on
non-branch
facility,
and gains/losses on securities, resulting in $2.384B in 2016 ($2.1B excluding all mortgage banking revenue)
Note: Previous and current outlook excludes potential, but currently unforecasted, items, such as any potential additional Vantiv gains or losses, future capital actions, or changes in regulatory or accounting guidance
Outlook as of January 24, 2017;
please see cautionary statement on slide 2 regarding forward-looking statements
Total loans & leases
(excl. HFS)
Net
interest
income
(FTE)
1
Net
interest
margin
(FTE)
1
Noninterest income
1,2
Noninterest expense
Effective tax rate
Credit items
FY 2017: 2% annual growth (EOP)
FY 2017: Up 3.5 –
5% (lower-end w/ no additional hikes, higher-end w/ June & Sept hikes)
Q1 2017: Up 1.5 –
2% from the reported fourth quarter NII
FY 2017: 2.95% -
3.00% (lower-end w/ no additional hikes, higher-end w/ June & Sept hikes)
Q1 2017: Up by 8 -
9 bps from the reported fourth quarter NIM
FY 2017: Adjusted up 3.5 –
4%, excluding mortgage
Q1 2017: Adjusted flat, excluding mortgage and Q4 TRA payment mortgage revenue excluded given volatility from significant increase in interest rates at the end of 2016
FY 2017: 1% annual growth
Q1 2017: 2% growth year-over-year
FY 2017: mid 25% range (assumes no Federal corporate tax reform)
NCOs range-bound with potential quarterly variability
Provision reflective of loan growth

13 © Fifth Third Bank | All Rights Reserved Appendix

PPNR
and
efficiency
ratio
trends
Non-GAAP
measures:
See
Reg
G
reconciliation
on
pages
22
and
23
of
this
presentation
and
use
of
non-GAAP
measures
on
page
32
of
the
earnings
release
Prior quarters include similar adjustments
©
Fifth Third Bank | All Rights Reserved
($ in millions)
4Q15
1Q16
2Q16
3Q16
4Q16
Net interest income (FTE)
$904
$909
$908
$913
$909
Add: Noninterest income
1,104
637
599
840
620
Less: Noninterest expense
963
986
983
973
960
Pre-provision net revenue
$1,045
$560
$524
$780
$569
Adjustments
to
remove
(benefit)
/
detriment
:
2
In
net
interest
income:
Bankcard refunds
-
-
-
-
16
In
noninterest
income:
Gain on sale of Vantiv shares
(331)
-
-
-
-
Gain on Vantiv warrant actions
(89)
-
-
-
(9)
Vantiv TRA settlement payment
(49)
-
-
-
-
Gain from termination and settlement of Vativ
TRA
-
-
-
(280)
-
Gain on sale from the sale of a non-branch facility
-
-
-
(11)
-
Branch and land valuation adjustments
-
-
-
28
-
Valuation of 2009 Visa total return swap
10
(1)
50
12
(6)
Transfer of nonconforming investments under Volcker to HFS
-
-
-
9
-
Vantiv warrant valuation
(21)
(47)
(19)
2
-
Gain on sale of certain branches
-
(8)
(11)
-
-
Gain on sale of the agented bankcard loan portfolio
-
-
(11)
-
-
Gain from sales of troubled debt restructurings
-
-
-
-
-
Impairment associated with aircraft leases
-
-
-
-
-
Securities (gains) / losses
(1)
(3)
(6)
(4)
3
In
noninterest
expense:
Contribution to Fifth Third Foundation
10
-
-
3
5
Severance expense
2
15
3
4
4
Retirement eligibility changes
-
-
9
-
-
Executive Retirements
-
-
-
-
-
Adjusted PPNR
$576
$516
$539
$543
$582
PPNR reconciliation
1
1
2
•
Adjusted PPNR up 7% vs. 3Q16 driven by:
–
Improvements in NII, noninterest income and
noninterest expense resulted in ~200 bps decline in
adjusted efficiency ratio
•
Adjusted PPNR up 1% YoY
–
Improvement in NII and flat expenses, partially offset
by lower noninterest income resulted in ~20 bps
decline in adjusted efficiency ratio
$576
$516
$539
$543
$582
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
$1,100
4Q15
1Q16
2Q16
3Q16
4Q16
PPNR Trend
($ millions)
Adjusted PPNR
Reported PPNR
48.0%
63.8%
65.3%
55.5%
62.8%
62.2%
65.3%
64.3%
64.0%
62.0%
4Q15
1Q16
2Q16
3Q16
4Q16
Efficiency ratio
Efficiency Ratio
Adjusted Efficiency Ratio

©
Fifth Third Bank | All Rights Reserved
Strong liquidity profile
1
Available and contingent borrowing capacity (4Q16):
–
FHLB ~$10.8B available, ~$14.7B total
–
Federal Reserve ~$31.5B
Holding Company:
Modified LCR of 128%
Holding Company cash at 12/31/16: $2.4B
Cash currently sufficient to satisfy all fixed obligations in a stressed environment for ~24
months (debt maturities, common and preferred
dividends, interest and other expenses) without accessing capital markets, relying on dividends from subsidiaries or any other actions
$500MM maturity in 1Q17
Bank Entity:
$250MM of debt matured in 4Q16
The Bank did not issue any additional debt in 4Q16
2017 Funding Plans:
The $650MM debt maturity at the Bank will take place in 2Q17
Fifth Third would not be required to replace 2017 debt maturities to maintain our current senior debt ratings under the Moody’s LGF methodology
Any additional debt issuance in 2017 would result from general balance sheet management and prudent liquidity risk management
$500
$500
$500
$1,100
$2,312
2017
2018
2019
2020
2021
2022 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)
Holding company unsecured debt maturities
($ millions)
$650
$1,850
$2,600
$2,100
$750
2017
2018
2019
2020
2021
2022 on
Bank unsecured debt maturities
($
millions –
excl. Retail Brokered & Institutional CDs)
Demand
25%
Interest
checking
19%
Savings/
MMDA
24%
Consumer
time
3%
Foreign
Office
0%
Non-Core
Deposits
2%
S-T
borrowings
3%
Other
liabilities
3%
Equity
11%
L-T debt
10%
Heavily core funded as of 12/31/2016
S-T
wholesale
5%

©
Fifth Third Bank | All Rights Reserved
Balance sheet positioning
Commercial
Loans
1,2
Investment
Portfolio
Consumer
Loans1
Note: Data as of 12/31/16
Includes HFS Loans & Leases
Fifth Third had $4.48BN 1ML receive-fix swaps outstanding against C&I loans, which are being included in fixed
Fifth Third had $3.46BN 3ML receive-fix swaps outstanding against long term debt, which are being included in floating, long term debt with swaps outstanding reflected at fair value
•
Fixed: $14.0B
1, 2
•
Float: $42.5B
1, 2
•
1ML based: 62%
(of total commercial)
•
3ML based: 8%  (of total commercial)
•
Prime based: 4% (of total commercial)
•
Weighted avg. life: 1.65 years
•
50% allocation to bullet/locked-out
cash flow securities
•
Investment portfolio yield: 3.17%
•
Duration: 4.9 years
•
Net unrealized pre-tax gain: $159MM
•
99% AFS
•
Fixed:
$25.1B
•
Float:
$11.3B
•
12ML based: 3%  (of total consumer)
•
Prime based: 24% (of total consumer)
•
Weighted avg. life: 3.76 years
•
Auto weighted avg. life: 1.39 years
Long Term
Debt3
Key Characteristics
Balance Sheet Mix
Fixed vs. Floating
Level 1
100% Fix  /  0% Float
Level 2A
100% Fix  /  0% Float
Non-HQLA
/Other
78% Fix  /  22% Float
C&I
20% Fix  /  80% Float
Commercial
Mortgage
24% Fix  /  76% Float
2% Fix  /  98% Float
Commercial
Construction
100% Fix  /  0% Float
Commercial
Lease
Resi Mtg &
Construction
88% Fix  /  12% Float
Auto
99% Fix  /  1% Float
8% Fix  /  92% Float
Home Equity
30% Fix  /  70% Float
Credit Card
100% Fix  /  0% Float
Other
•
Fixed: $10.3B
•
Float:
$4.0B
•
1ML based: <1% (of total long term debt)
•
3ML based: 28%  (of total long term debt)
•
Weighted avg. life: 4.38 years
Senior Debt
76% Fix  /  24% Float
Sub Debt
55% Fix  /  45% Float
97% Fix  /  3% Float
Auto Securiz.
Proceeds
0% Fix  /  100% Float
TRUPS
100% Fix  /  0% Float
Other
34%
46%
20%
74%
12%
7%
7%
64%
27%
8%
1%
<1%
21%
28%
2%
6%
43%
1
2
3
3
1
3
3
1
1

Interest rate risk management
Data as of 12/31/16
1
Actual
results
may
vary
from
these
simulated
results
due
to
differences
between
forecasted
and
actual
balance
sheet
composition,
timing,
magnitude,
and
frequency
of
interest
rate
changes, as well as other changes in market conditions and management strategies.
2
Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve
•
NII benefits from asset rate reset in a rising rate environment
–
58% of total loans are floating rate considering impacts of interest rate swaps (75% of total commercial and
31% of total consumer)
–
Investment portfolio duration of 4.9 years
–
Short-term borrowings represent approximately 18% of total wholesale funding, or 3% of total funding
–
Approximately $12 billion in non-core funding matures beyond one year
•
Interest rate sensitivity tables are based on conservative deposit assumptions
–
70% beta on all interest-bearing deposit and sweep balances (~50% betas experienced in 2004 –
2006 Fed
tightening cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5 billion (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta
Change in Interest Rates (bps)
+200 Shock
Change in Interest Rates (bps)
+100 Shock
+200 Ramp over 12 months
1.88%
6.78%
(4.00%)
+25 Shock
+100 Ramp over 12 months
1.13%
4.32%
-
-75 Shock
-75 Ramp over 6 months
(5.77%)
(10.62%)
-
Betas 25% Higher
Betas 25% Lower
Change in Interest Rates (bps)
12
Months
13-24
Months
12
Months
Change in Interest Rates (bps)
12
Months
13-24
Months
12
Months
13-24
Months
+200 Ramp over 12 months
1.61%
6.24%
2.15%
+200 Ramp over 12 months
(1.56%)
(0.10%)
5.32%
13.66%
+100 Ramp over 12 months
1.00%
4.05%
1.27%
+100 Ramp over 12 months
(0.59%)
0.88%
2.85%
7.76%
7.31%
4.58%
-
Estimated NII Sensitivity with Demand Deposit Balance Changes
% Change in NII (FTE)
(12.00%)
% Change in NII (FTE)
$1B Balance Decrease
$1B Balance Increase
13-24
Months
(4.96%)
-
-
-
Estimated NII Sensivity with Deposit Beta Changes
(2.00%)
(6.00%)
(0.36%)
-
(0.14%)
12
Months
13-24
Months
12
Months
13-24
Months
Estimated NII Sensitivity Profile and ALCO Policy Limits
Estimated EVE Sensitivity Profile and ALCO Policy Limits
% Change in
NII (FTE)
ALCO Policy Limits
Change in EVE
ALCO Policy Limit
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Fifth Third Bank | All Rights Reserved

Mortgage banking results
•
$2.7B in originations, up 54% YoY; 41% purchase volume
•
4Q16 mortgage banking drivers:
–
Origination fees and gain on sale revenue down $31MM, or 51%, vs. 3Q16
–
Gain on sale margin down 132 bps vs. 3Q16
–
Net MSR valuation adjustments of positive $23MM; servicing rights amortization of $35MM
–
$48MM in gross servicing fees
•
YoY decline in mortgage banking revenue driven primarily by lower origination fees and gains on loan sales
1
Gain on sale margin represents gains on all loans originated for sale
$1.11
$1.06
$1.70
$1.79
$1.66
$0.66
$0.70
$1.05
$1.09
$1.06
2.89%
3.47%
2.62%
3.01%
1.69%
4Q15
1Q16
2Q16
3Q16
4Q16
Originations for sale
Originations HFI
Margin
Mortgage originations and gain-on-sale margins
($ billions)
37
42
54
61
30
53
52
50
49
48
(29)
(27)
(35)
(35)
(35)
13
11
6
(9)
23
4Q15
1Q16
2Q16
3Q16
4Q16
Mortgage banking revenue
($ millions)
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Fifth Third Bank | All Rights Reserved
1

©
Fifth Third Bank | All Rights Reserved
•
4Q16 warrant net exercise and share sale successfully executed; resulted in ~$6MM after-tax gain and 4 bps increase in CET1
•
Vantiv gains monetized since 4Q15 resulting in ~$493MM in after-tax value to shareholders:
–
4Q15: $32MM related to TRA termination and settlement
–
4Q15: $273MM related to warrant cancellation and share sale gains
–
3Q16: $182MM related to TRA termination and settlement
–
4Q16: $6MM warrant net exercise and share sale gains
•
Transactions reduce future volatility in reported results
•
17.9% ownership interest in Vantiv Holdings LLC
•
Will continue to account for ownership under equity method of accounting
•
Significant contractual arrangements between Fifth Third and Vantiv
Continuing to monetize our Vantiv stake

NPL rollforward
NPL HFI Rollforward
Commercial
4Q15
1Q16
2Q16
3Q16
4Q16
286
$
341
$
543
$
539
$
460
$
Transfers to nonaccrual status
165

306

104

145

162

Transfers to accrual status
(3)

(3)

(6)

-

(4)

Transfers from held for sale
-

-

-

-

-

Transfers to held for sale
(12)

(3)

-

(36)

(3)

Loans sold from portfolio
(2)

(6)

(2)

(3)

-

Loan paydowns/payoffs
(37)

(39)

(52)

(112)

(53)

Transfers to OREO
(13)

(1)

(3)

(1)

(3)

Charge-offs
(46)

(60)

(51)

(81)

(40)

Draws/other extensions of credit
3

8

6

9

5

341
$
543
$
539
$
460
$
524
$
Consumer
4Q15
1Q16
2Q16
3Q16
4Q16
172
$
165
$
158
$
154
$
141
$
Transfers to nonaccrual status
56

55

56

45

43

Transfers to accrual status
(28)

(33)

(31)

(28)

(21)

Transfers from held for sale
-

-

-

-

-

Transfers to held for sale
-

-

-

-

-

Loans sold from portfolio
-

-

-

-

-

Loan paydowns/payoffs
(10)

(9)

(11)

(10)

(8)

Transfers to OREO
(9)

(6)

(7)

(7)

(5)

Charge-offs
(16)

(14)

(11)

(13)

(14)

Draws/other extensions of credit
-

-

-

-

-

165
$
158
$
154
$
141
$
136
$
Total NPL
506
$
701
$
693
$
601
$
660
$
Total new nonaccrual loans - HFI
221
$
361
$
160
$
190
$
205
$
Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL
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Fifth Third Bank | All Rights Reserved

Credit trends Residential Mortgage Commercial & Industrial Home Equity & Automobile Commercial Real Estate * Excludes loans held-for-sale 21 © Fifth Third Bank | All Rights Reserved

22 © Fifth Third Bank | All Rights Reserved Regulation G non-GAAP reconciliation See page 32 of the earnings release for a discussion on the use of non-GAAP financial measures

23 Regulation G non-GAAP reconciliation See page 32 of the earnings release for a discussion on the use of non-GAAP financial measures © Fifth Third Bank | All Rights Reserved